Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is entered into as of November 1, 2019, by and among VINCE, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors signatory hereto, CITIZENS BANK, N.A. (in its individual capacity, “Citizens”), as administrative agent and collateral agent under the Loan Documents (in such capacities, the “Agent”), Citizens, as an L/C Issuer, and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Agent, the L/C Issuers from time to time party thereto, and the Lenders from time to time party thereto are parties to a Credit Agreement, dated as of August 21, 2018 (as amended, restated, amended and restated, supplemented, modified, or otherwise in effect from time to time, the “Credit Agreement”; the Credit Agreement as amended hereby, the “Amended Credit Agreement”); and

WHEREAS, the Borrower, the Guarantors, the Agent, the L/C Issuer and the Lenders wish to amend the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.Definitions.

Unless otherwise indicated, all capitalized terms used herein (including the preamble and the recitals) and not otherwise defined shall have the respective meanings provided to such terms in the Amended Credit Agreement.

SECTION 2.Amendments to Credit Agreement.

Subject to the satisfaction (or waiver) of the conditions set forth in Section 3 of this First Amendment, the Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Daily LIBOR Rate” means, for any day, a rate per annum equal to the Adjusted LIBOR Rate in effect on such day for deposits in Dollars for a one day period (subject to any interest rate floor set forth in the definition of “Adjusted LIBOR Rate”); provided, however, that upon at least three (3) Business Days prior written notice to the Administrative Agent, and not more than once every 90 days, the Borrower may (x) elect to substitute the Adjusted LIBOR Rate for a one week or one month period for the Adjusted LIBOR Rate for a one day period for

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the purpose of determining the Daily LIBOR Rate or (y), if the Borrower has already made the election described in the foregoing clause (x), elect to substitute the Adjusted LIBOR Rate in effect on such day for deposits in Dollars for a one day period, a one week period, or a one month period for the purpose of determining the Daily LIBOR Rate. For the avoidance of doubt, all Daily LIBOR Rate Loans outstanding at any one time shall bear interest at the same Daily LIBOR Rate.

“Daily LIBOR Borrowing” means a Borrowing comprised of Daily LIBOR Rate Loans.

“Daily LIBOR Rate Loan” means a Committed Loan that bears interest at a rate based on the Daily LIBOR Rate.

(b)The definition of “Interest Payment Date” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:

“Interest Payment Date” means, (a) as to any Daily LIBOR Rate Loan, within five days of the end of each Fiscal Month; (b) as to any LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a LIBOR Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (c) as to any Base Rate Loan (including a Swing Line Loan), the first Business Day of each month and the Maturity Date.

(c)The definition of “LIBOR Rate” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:

“LIBOR Rate” means:

(a)for any Interest Period with respect to a LIBOR Rate Loan or Daily LIBOR Rate Loan, the rate per annum (i) equal to the London Interbank Offered Rates (“LIBOR”) administered by the ICE Benchmark Administration (or any Person that takes over administration of such rate) for Dollar deposits for a duration equal to or comparable to the duration of such Interest Period, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Agent from time to time) at or about 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; or, (ii) if such rate is not available at such time for any reason, the rate per annum determined by the Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBOR Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Citizens Bank to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period, which rate is approved by the Agent;

(b)for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR administered by the ICE Benchmark Administration (or

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any Person that takes over administration of such rate) for Dollar deposits with a term of one (1) month commencing such day that appears on the relevant Bloomberg page (or such other commercially available source providing such quotations as may be designated by the Agent from time to time) at or about 11:00 a.m., London time on such day;

(c)if the LIBOR Rate shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement; and

(d)the Agent does not warrant, nor accept responsibility, nor shall the Agent have any liability with respect to the administration, submission or any other matter related to the rates referred to in this definition of “LIBOR Rate” or with respect to any comparable or successor rate thereto.

(d)The definition of “LIBOR Rate Loan” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:

“LIBOR Rate Loan” means a Committed Loan that bears interest at a rate based on the Adjusted LIBOR Rate, which, for the avoidance of doubt, does not include Daily LIBOR Borrowings.

(e)The definition of “Statutory Reserve Rate” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the FRB to which the Agent is subject with respect to the Adjusted LIBOR Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBOR Rate Loans and Daily LIBOR Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

(f)The definition of “Type” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:

“Type” means a Loan’s character as a Base Rate Loan, a LIBOR Rate Loan, or a Daily LIBOR Rate Loan.

(g)Section 2.02(a) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

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(a)Committed Loans (other than Swing Line Loans) may be Base Rate Loans, LIBOR Rate Loans, or Daily LIBOR Rate Loans as the Borrower may request subject to and in accordance with this Section 2.02. All Swing Line Loans shall be only Base Rate Loans. All Committed Loans shall be made in Dollars.

(h)Section 2.02(b) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

(b)Subject to the other provisions of this Section 2.02, Committed Borrowings of more than one Type may be incurred at the same time. Each Committed Borrowing, each Conversion of Committed Loans from one Type to the other, and each continuation of LIBOR Rate Loans shall be made upon the Borrower’s irrevocable notice to the Agent, which may be given by telephone. Each such notice must be received by the Agent not later than (i) 1:00 p.m. three Business Days prior to the requested date of any Borrowing of, Conversion to or continuation of LIBOR Rate Loans or of any Conversion of LIBOR Rate Loans to Base Rate Loans or Daily LIBOR Rate Loans, and (ii) 3:00 p.m. on the requested date of any Borrowing of Base Rate Loans or Daily LIBOR Rate Loans.  Each telephonic notice by the Borrower pursuant to this Section 2.02(b) must be confirmed promptly by delivery to the Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, Conversion to or continuation of LIBOR Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or Conversion to Base Rate Loans or Daily LIBOR Rate Loans shall be in such minimum amounts as the Agent may require. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Committed Borrowing, a Conversion of Committed Loans from one Type to the other, or a continuation of LIBOR Rate Loans, (ii) the requested date of the Borrowing, Conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, Converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be Converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a Conversion or continuation, then the applicable Committed Loans shall be made as, or Converted to, Daily LIBOR Rate Loans (unless the Borrower has elected to borrow as Base Rate Loans in lieu of Daily LIBOR Rate Loans pursuant to subclause (y) of the last sentence of this clause (b)). Any such automatic Conversion to Daily LIBOR Rate Loans or Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable LIBOR Rate Loans. If the Borrower requests a Borrowing of, Conversion to, or continuation of LIBOR Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, (x) a Swing Line Loan may not be Converted to a LIBOR Rate Loan and (y) at no time may Base Rate Loans and Daily LIBOR Rate Loans be outstanding at the same time, rather the Borrower must choose to borrow, continue, or convert such Committed Borrowings into one or the other of such Type or into LIBOR Rate Loans.

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(i)Section 2.02(e) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

(e)Except as otherwise provided herein, a LIBOR Rate Loan may be continued or converted only on the last day of an Interest Period for such LIBOR Rate Loan. During the existence of any Event of Default, (i) no Loans may be requested as, converted to or continued as LIBOR Rate Loans and (ii) no Loans may be requested as, converted to or continued as Daily LIBOR Rate Loans without the consent of the Required Lenders.

(j)Section 2.02(g) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

(g)After giving effect to all Committed Borrowings, all Conversions of Committed Loans from one Type to another in accordance with the terms hereof, and all continuations of Committed Loans as the same Type, there shall not be more than six (6) Interest Periods with respect to LIBOR Rate Loans in effect unless otherwise agreed to between the Agent and the Borrower with respect to all Committed Loans.

(k)Section 2.05(a) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

(a)The Borrower may, upon irrevocable notice from the Borrower to the Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of LIBOR Rate Loans, (2) on the date of prepayment of Daily LIBOR Loans, and (3) on the date of prepayment of Base Rate Loans; (B) any prepayment of LIBOR Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof; (D) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if LIBOR Rate Loans, the Interest Period(s) of such Loans. The Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a LIBOR Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.16, each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Applicable Percentages.

(l)Section 2.08(a) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

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(a)Subject to the provisions of Section 2.08(b) below, (i) each LIBOR Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the LIBOR Rate for such Interest Period plus the Applicable Margin; (ii) each Base Rate Loan made to the Borrower shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin; (iii) each Swing Line Loan made to the Borrower shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin; and (iv) each Daily LIBOR Rate Loan made to the Borrower shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Daily LIBOR Rate plus the Applicable Margin, which, for the avoidance of doubt, shall be the Applicable Margin set forth in the column labeled “LIBOR Margin” in the table set forth in the definition of Applicable Margin.

(m)Each reference in Sections 2.12(b), 3.02, 3.03, 3.04, or 10.13 of the Credit Agreement to (i) “LIBOR Rate Loan” shall be amended to read “LIBOR Rate Loan or Daily LIBOR Rate Loan” and (ii) “LIBOR Borrowing” shall be amended to read “LIBOR Borrowing or Daily LIBOR Borrowing”.

(n)Exhibit A-1 to the Credit Agreement shall be amended by amending and restating such section in its entirety in the form attached hereto as Annex A.

SECTION 3.Conditions of Effectiveness of this First Amendment.  This First Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived) (the “First Amendment Effective Date”):

(a) execution and delivery of this First Amendment by the Borrower, each Guarantor, the Agent and the Lenders.

SECTION 4. Remedies.  This First Amendment shall constitute a Loan Document.

SECTION 5.Representations and Warranties.  To induce the Agent and the Lenders to enter into this First Amendment, the Borrower and each other Loan Party represents and warrants to the Agent, the L/C Issuer and the Lenders on and as of the First Amendment Effective Date that, in each case:

(a)all of the representations and warranties contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date both immediately before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that (x) any representation or warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects after taking into account such qualification and (y) any representation or warranty made as of a specific date shall be true and correct in all material respects (or all respects after taking into account such qualification, as the case may be) as of such date); and

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(b)no Default or Event of Default exists as of the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment.

SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents; Ratification.

(a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this First Amendment.

(c)The Borrower expressly acknowledges and agrees that (i) there has not been, and this First Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above, and (ii) nothing in this First Amendment shall affect or limit Agent’s or the Lenders’ right to demand payment of liabilities owing from Borrower to Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(d)Each Loan Party hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof.

(e) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Agent or any Issuer under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7.Governing Law. THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.Counterparts.  This First Amendment may be executed in counterparts (and

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by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this First Amendment.

SECTION 9.Electronic Execution.  The words “execution,” “signed,” “signature,” and words of like import in this First Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

VINCE, LLC, as Borrower

By: _________________________________

      Name:

      Title:

VINCE INTERMEDIATE HOLDINGS, LLC, as a Guarantor

By: _________________________________

      Name:

      Title:

VINCE HOLDING CORP., as a Guarantor

By: _________________________________

      Name:

      Title:

[Vince – Singature Page to First Amendment]

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CITIZENS BANK, N.A., as Agent, a Lender, Swing Line Lender and L/C Issuer

By: _______________________

      Name:

      Title:

[Vince – Signature Page to First Amendment]

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: _______________________

      Name:

      Title:

[Vince – Signature Page to First Amendment]

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Annex A

Exhibit A-1 to Credit Agreement

Form of Committed Loan Notice

[Please see attached]

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EXHIBIT A-1

FORM OF COMMITTED LOAN NOTICE

Date:  ___________, _____

To:	Citizens Bank, N.A., as Agent

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of August 21, 2018 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among (i) Vince, LLC, a Delaware limited liability company (the “Borrower”), (ii) the Guarantors named therein, (iii) the Lenders party thereto from time to time, and (iv) Citizens Bank, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”) for its own benefit and the benefit of the other Credit Parties referred to therein.  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

1.	The Borrower hereby requests [a Committed Borrowing][a conversion of Committed Loans from one Type to another Type][a continuation of LIBOR Rate Loans][1]:
(a)	On ____________ (a Business Day)[2]
(b)	In the amount of $_____________________[3]
(c)	Comprised of [Base Rate][LIBOR Rate][Daily LIBOR Rate] Loans (Type of Committed Loan)[4]
(d)	For LIBOR Rate Loans: with an Interest Period of ____ [weeks] [months][5]

[1]	A Committed Borrowing must be a borrowing consisting of simultaneous Loans of the same Type and, in the case of LIBOR Rate Loans, must have the same Interest Period.

[2]

  Each notice of a Committed Borrowing must be received by the Agent not later than (i) 1:00 p.m. three (3) Business Days prior to the requested date of any Borrowing of LIBOR Rate Loans (provided that, if the Borrower wishes to request LIBOR Rate Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period”, the applicable notice must be received by the Agent not later than 1:00 p.m. four (4) Business Days prior to the requested date of such Committed Borrowing) and (ii) 3:00 p.m. one (1) Business Day on the requested date of any Committed Borrowing of Base Rate Loans or Daily LIBOR Rate Loans.

[3]	Each Committed Borrowing of LIBOR Rate Loans must be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof.

[4]

  Committed Loans may be Base Rate Loans, LIBOR Rate Loans, or Daily LIBOR Rate Loans.  If the Type of Committed Loan is not specified, then the applicable Committed Loans will be made as Base Rate Loans.

[5]

  The Borrower may request a Committed Borrowing of LIBOR Rate Loans with an Interest Period of one, two, three or six months, or such other period that is two weeks or twelve months requested by the Borrower and consented to by all of the Lenders.  If no election of Interest Period is specified, then the Borrower will be deemed to have specified an Interest Period of one month.

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2.

The Borrower hereby represents and warrants that [(a)] the Committed Borrowing requested herein complies with Section 2.02 of the Credit Agreement [and (b) the conditions specified in Section 4.02 of the Credit Agreement have been satisfied on and as of the date specified in Item 1(a) above][6].

[signature page follows]

[6]	Not applicable to any Committed Loan Notice requesting only a Conversion of Committed Loans to the other Type, or a continuation of LIBOR Rate Loans.

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Dated as of the date above first written.

VINCE, LLC, as Borrower

By: ____________________________________

Name: ____________________________________

Title: ____________________________________

Signature Page to Committed Loan Notice

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